                                  EXHIBIT 99(i)

NEWS RELEASE
TO BUSINESS EDITOR:

                      COMM BANCORP, INC. REPORTS INCREASED
                             FIRST QUARTER EARNINGS

      Clarks Summit, PA, April 22/PR Newswire/-Comm Bancorp, Inc. (Nasdaq: CCBP) today reported first quarter 2005 earnings of $1,280 thousand or $0.69 per share, an 8.5% increase compared to $1,180 thousand or $0.62 per share for the same quarter of 2004. Return on average assets and return on average equity for the quarter ended March 31, 2005, were 0.96% and 10.82%, compared to 0.94% and 10.03% for the same period of 2004.

      "We are very pleased with our Company's first quarter performance," stated William F. Farber, Sr., President and Chief Executive Officer. "Strong earning asset growth contributed to improved net interest income, while new product offerings implemented in the first quarter factored into a 15.3% increase in fee income. We also entered into an asset purchase and revenue sharing agreement with a third party regarding our merchant services portfolio during the first quarter. In addition to receiving a gain on the sale of the portfolio, we will also receive on-going referral fees and residual payments on net revenue for each merchant contract," continued Farber. "Although it appears net interest margins have begun to rebound, we will continue to focus on improving and finding new sources of fee income to supplement traditional revenue streams and increase profitability. During the second quarter, we will expand our abstract services offered to include title insurance on commercial mortgages. With this positive start to the year, we are optimistic about the challenges and opportunities that lie ahead in 2005," concluded Farber.

HIGHLIGHTS

      - Earnings per share up $0.07 compared to same quarter of previous year.

      -     Noninterest revenue rose over 21% compared to 2004.

      -     Efficiency ratio improved to 66.6%.

      -     Average loan volume for first quarter rose nearly 9% in 2005.

      - Growth in average total assets of 7% comparing first quarters of 2005 and 2004.

INCOME STATEMENT REVIEW

      Tax-equivalent net interest income for the first quarter improved $166 thousand or 3.7% to $4,685 thousand in 2005 from $4,519 thousand in 2004. A $387 thousand increase in tax-equivalent interest income more than offset a $221 thousand rise in interest expense. The growth in interest revenue resulted primarily from a $37.3 million or 7.9% increase in average earning assets. Partially mitigating the positive effects of the growth on interest revenue was a 7 basis point reduction in the tax-equivalent yield on earning assets from 5.73% in 2004 to 5.66% in 2005. Loan yields decreased by 5 basis points and investment yields by 39 basis points comparing the first quarters of 2005 and 2004. The 9.9% increase in interest expenses was caused by a 9 basis point increase in the cost of funds coupled with a

$25.9 million increase in average interest-bearing liabilities. The cost of funds was 2.38% for the first quarter of 2005 compared to 2.29% for the same quarter of 2004. The increase in the cost of funds primarily resulted from increases in the average rate paid on interest-bearing transaction accounts, which include money market, NOW and savings accounts. With regard to average interest-bearing liabilities, average interest-bearing deposits grew $13.7 million, while short-term borrowings rose $12.2 million. The decline in earning asset yields and the increase in the cost of funds led to a 16 basis point reduction in the net interest spread and a 12 basis point reduction in the net interest margin. Despite these reductions from the first quarter of 2004, margin compression appears to have stabilized as evidenced by an improvement from the fourth quarter. The tax-equivalent net interest margin improved 5 basis points to 3.71% in the first quarter of 2005 from 3.66% in the fourth quarter of 2004.

      The provision for loan losses totaled $300 thousand for the first quarter of 2005, compared to $150 thousand for the same period of the prior year.

      Noninterest revenue for the first quarter improved $196 thousand or 21.3% to $1,118 thousand in 2005, compared to $922 thousand in 2004. Included in noninterest revenue in 2005 was a $125 thousand net gain on the sale of the merchant services portfolio in an asset purchase and revenue sharing agreement with a third party. Service charges, fees and commissions increased $111 thousand or 15.3%, while net gains on the sale of residential mortgages declined $40 thousand or 20.4%.

      Noninterest expense for the first quarter of 2005 was $3,620 thousand, a slight decline of $7 thousand compared to $3,627 thousand for the same quarter of 2004. A $69 thousand or 4.0% increase in salaries and employee benefits expense was more than offset by decreases of $26 thousand or 3.9% in net occupancy and equipment expense and $50 thousand or 4.0% in other expenses.

BALANCE SHEET REVIEW

      Total assets averaged $538.1 million for the first quarter of 2005, an increase of $35.3 million or 7.0% compared to $502.8 million averaged for the same quarter of last year. Average loans grew $32.3 million or 8.8% and average investments rose $11.5 million or 11.5%. Average earning assets, as a percentage of average total assets, equaled 95.1% at March 31, 2005, compared to 94.4% one year earlier. Total average deposits increased $23.2 million or 5.1%. Strong deposit growth was not sufficient to entirely fund earning asset growth. As a result, short-term borrowings averaged $12.2 million for the first quarter of 2005.

      Stockholders' equity totaled $47.7 million at March 31, 2005 and 2004. Included in stockholders' equity was accumulated other comprehensive income related entirely to net unrealized holding gains on available-for-sale investment securities of $997 thousand at the end of the first quarter of 2005, compared to $2,476 thousand at the end of the same period of 2004. On a per share basis, stockholders' equity equaled $25.56 and $25.01 at March 31, 2005 and 2004, respectively. Dividends declared for the first quarter were $0.23 per share in 2005 and $0.22 per share in 2004. No common stock was repurchased and retired during the first quarter of 2005. Common stock repurchased and retired during the same quarter of 2004 totaled $34 thousand.

      Nonperforming assets totaled $3.0 million or 0.76% of loans, net of unearned income, at March 31, 2005, compared to $3.3 million or 0.86% of loans, net of unearned income at December 31, 2004. The improvement from year-end resulted from reductions of $288 thousand in accruing loans past due 90 days or more and $178 thousand in foreclosed assets, partially offset by a $143 thousand increase in nonaccrual loans.

      The allowance for loan losses was $4.0 million at March 31, 2005 and $3.7 million one year earlier. The allowance covered 135.7% of nonperforming assets at the end of the first quarter of 2005, compared to 202.8% at the end of the same quarter of 2004. At March 31, 2005, the allowance for loan losses equaled 1.03% of loans, net of unearned income, compared to 1.00% at March 31, 2004.

      Comm Bancorp, Inc. serves five Pennsylvania counties through Community Bank and Trust Company's 16 community banking offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. In addition, customers can take advantage of Klick(SM) Banking, on-line banking services, by accessing the Company's website at http://www.combk.com. The Company's business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently-applied credit policies.

                           [TABULAR MATERIAL FOLLOWS]

                                  SUMMARY DATA
                               COMM BANCORP, INC.
                               FIVE QUARTER TREND
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                           March 31,       Dec. 31,        Sept. 30,       June 30,        March 31,
                                             2005            2004            2004            2004            2004
Key performance data:

Per share data:
Net income                               $        0.69   $        0.66   $        0.56   $        0.66   $        0.62
Cash dividends declared                  $        0.23   $        0.22   $        0.22   $        0.22   $        0.22
Book value                               $       25.56   $       25.38   $       25.27   $       24.60   $       25.01
Tangible book value                      $       25.27   $       25.05   $       24.91   $       24.20   $       24.57
Market value:
  High                                   $       43.00   $       41.78   $       41.00   $       41.45   $       40.87
  Low                                    $       40.50   $       39.20   $       39.20   $       38.78   $       38.06
  Closing                                $       41.25   $       41.78   $       41.00   $       41.45   $       40.87
Market capitalization                    $      76,966   $      77,894   $      76,957   $      78,264   $      77,954
Common shares outstanding                    1,865,848       1,864,391       1,877,000       1,888,151       1,907,377

Selected ratios:

Return on average stockholders' equity           10.82%          10.25%           9.00%          10.61%          10.03%

Return on average assets                          0.96%           0.91%           0.82%           0.99%           0.94%

Leverage ratio                                    8.57%           8.75%           8.78%           8.80%           8.83%

Efficiency ratio                                 66.64%          70.30%          73.82%          69.05%          70.67%

Nonperforming assets to loans, net                0.76%           0.86%           0.78%           0.56%           0.49%

Net charge-offs to average loans, net             0.14%           0.10%           0.09%           0.06%           0.09%

Allowance for loan losses to loans, net           1.03%           1.01%           1.02%           0.99%           1.00%

Earning assets yield (FTE)                        5.66%           5.58%           5.55%           5.75%           5.73%

Cost of funds                                     2.38%           2.34%           2.29%           2.27%           2.29%

Net interest spread (FTE)                         3.28%           3.24%           3.26%           3.48%           3.44%

Net interest margin (FTE)                         3.71%           3.66%           3.67%           3.88%           3.83%

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                        March 31,    March 31,
Three months ended                                                        2005         2004
Interest income:
Interest and fees on loans:
  Taxable                                                              $     5,489   $    5,289
  Tax-exempt                                                                   330          205
Interest and dividends on investment securities available-for-sale:
  Taxable                                                                      555          535
  Tax-exempt                                                                   391          393
  Dividends                                                                      8           10
Interest on federal funds sold                                                               16
     Total interest income                                                   6,773        6,448

Interest expense:
Interest on deposits                                                         2,380        2,238
Interest on borrowed funds                                                      79
     Total interest expense                                                  2,459        2,238
     Net interest income                                                     4,314        4,210
Provision for loan losses                                                      300          150
     Net interest income after provision for loan losses                     4,014        4,060

Noninterest income:
Service charges, fees and commissions                                          837          726
Net gains on sale of loans                                                     156          196
Net gains on sale of merchant services                                         125
Net gains on sale of investment securities
     Total noninterest income                                                1,118          922

Noninterest expense:
Salaries and employee benefits expense                                       1,795        1,726
Net occupancy and equipment expense                                            638          664
Other expenses                                                               1,187        1,237
     Total noninterest expense                                               3,620        3,627
Income before income taxes                                                   1,512        1,355
Provision for income tax expense                                               232          175
     Net income                                                        $     1,280   $    1,180

Other comprehensive loss:
Unrealized losses on investment securities available-for-sale          $      (813)  $      550
Reclassification adjustment for gains included in net income
Income tax benefit related to other comprehensive loss                        (276)         187
     Other comprehensive loss, net of income taxes                            (537)         363
     Comprehensive income                                              $       743   $    1,543

Per share data:
Net income                                                             $      0.69   $     0.62
Cash dividends declared                                                $      0.23   $     0.22
Average common shares outstanding                                        1,865,848    1,907,573

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                      March 31,     Dec. 31,     Sept. 30,    June 30,     March 31,
Three months ended                                                      2005          2004         2004         2004         2004
Interest income:
Interest and fees on loans:
  Taxable                                                            $     5,489   $    5,472   $    5,405  $     5,431   $    5,289
  Tax-exempt                                                                 330          244          191          208          205
Interest and dividends on investment securities available-for-sale:
  Taxable                                                                    555          610          495          499          535
  Tax-exempt                                                                 391          392          392          395          393
  Dividends                                                                    8            1            7           11           10
Interest on federal funds sold                                                             42           68           22           16
     Total interest income                                                 6,773        6,761        6,558        6,566        6,448

Interest expense:
Interest on deposits                                                       2,380        2,431        2,323        2,240        2,238
Interest on borrowed funds                                                    79            1
     Total interest expense                                                2,459        2,432        2,323        2,240        2,238
     Net interest income                                                   4,314        4,329        4,235        4,326        4,210
Provision for loan losses                                                    300          150          150          150          150
     Net interest income after provision for loan losses                   4,014        4,179        4,085        4,176        4,060

Noninterest income:
Service charges, fees and commissions                                        837          731          780          752          726
Net gains on sale of loans                                                   156          169           84          128          196
Net gains on sale of merchant services                                       125
Net gains on sale of investment securities
     Total noninterest income                                              1,118          900          864          880          922

Noninterest expense:
Salaries and employee benefits expense                                     1,795        1,716        1,772        1,754        1,726
Net occupancy and equipment expense                                          638          635          566          599          664
Other expenses                                                             1,187        1,325        1,426        1,242        1,237
     Total noninterest expense                                             3,620        3,676        3,764        3,595        3,627
Income before income taxes                                                 1,512        1,403        1,185        1,461        1,355
Provision for income tax expense                                             232          178          120          206          175
     Net income                                                      $     1,280   $    1,225   $    1,065  $     1,255   $    1,180

Other comprehensive income (loss):
Unrealized gains (losses) on investment securities                   $      (813)  $     (640)  $    1,203  $    (1,991)  $      550
  available-for-sale
Reclassification adjustment for gains included in net income
Income tax expense (benefit) related to other comprehensive income
  (loss)                                                                    (276)        (218)         409         (677)         187
     Other comprehensive income (loss), net of income taxes                 (537)        (422)         794       (1,314)         363
     Comprehensive income (loss)                                     $       743   $      803   $    1,859  $       (59)  $    1,543

Per share data:
Net income                                                           $      0.69   $     0.66   $     0.56  $      0.66   $     0.62
Cash dividends declared                                              $      0.23   $     0.22   $     0.22  $      0.22   $     0.22
Average common shares outstanding                                      1,865,848    1,869,693    1,886,534    1,900,321    1,907,573

                               COMM BANCORP, INC.
                 DETAILS OF NET INTEREST AND NET INTEREST MARGIN
                 (IN THOUSANDS, FULLY TAXABLE EQUIVALENT BASIS)

                                       March 31,   Dec. 31,    Sept. 30,    June 30,   March 31,
Three months ended                       2005        2004        2004         2004       2004
Net interest income:
Interest income
Loans, net:
  Taxable                              $   5,489   $   5,472   $   5,405   $   5,431   $   5,289
  Tax-exempt                                 500         368         290         315         311
   Total loans, net                        5,989       5,840       5,695       5,746       5,600
Investments:
  Taxable                                    563         611         502         510         545
  Tax-exempt                                 592         594         595         597         596
   Total investments                       1,155       1,205       1,097       1,107       1,141
Federal funds sold                                        42          68          22          16
   Total interest income                   7,144       7,087       6,860       6,875       6,757
Interest expense
  Deposits                                 2,380       2,431       2,323       2,240       2,238
  Borrowed funds                              79           1
   Total interest expense                  2,459       2,432       2,323       2,240       2,238
   Net interest income                 $   4,685   $   4,655   $   4,537   $   4,635   $   4,519

Loans, net:
  Taxable                                   6.21%       6.14%       6.13%       6.36%       6.27%
  Tax-exempt                                4.85%       6.04%       4.83%       4.05%       4.31%
   Total loans, net                         6.07%       6.13%       6.05%       6.17%       6.12%
Investments:
  Taxable                                   2.85%       2.83%       3.02%       3.15%       3.23%
  Tax-exempt                                7.65%       7.39%       7.40%       7.45%       7.48%
   Total investments                        4.20%       4.07%       4.45%       4.57%       4.59%
Federal funds sold                          2.62%       1.90%       1.42%       0.98%       1.00%
   Total earning assets                     5.66%       5.58%       5.55%       5.75%       5.73%
Interest expense
  Deposits                                  2.37%       2.34%       2.29%       2.27%       2.29%
  Borrowed funds                            2.62%       2.35%
   Total interest-bearing liabilities       2.38%       2.34%       2.29%       2.27%       2.29%
   Net interest spread                      3.28%       3.24%       3.26%       3.48%       3.44%
   Net interest margin                      3.71%       3.66%       3.67%       3.88%       3.83%

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                               March 31,  Dec. 31,  Sept. 30,  June 30,  March 31,
At period end                                    2005      2004       2004       2004      2004
Assets:
Cash and due from banks                        $  12,310  $ 11,802  $  10,960  $  6,923  $   9,121
Federal funds sold                                             900     15,900    17,100      9,750
Investment securities available-for-sale         109,804   118,756    111,522    99,639    101,982
Loans held for sale, net                           3,905     1,917      3,302     2,432      4,062
Loans, net of unearned income                    391,210   381,723    374,986   377,268    365,280
Less: Allowance for loan losses                    4,018     3,859      3,809     3,743      3,652
Net loans                                        387,192   377,864    371,177   373,525    361,628
Premises and equipment, net                       11,486    11,628     11,843    12,078     12,361
Other assets                                       5,534     5,455      5,242     5,554      5,726
   Total Assets                                $ 530,231  $528,322  $ 529,946  $517,251  $ 504,630

Liabilities:
Deposits:
  Noninterest-bearing                          $  66,936  $ 67,714  $  65,199  $ 63,405  $  58,296
  Interest-bearing                               405,870   410,770    414,104   404,290    395,071
   Total deposits                                472,806   478,484    479,303   467,695    453,367
Borrowed funds                                     7,800
Other liabilities                                  1,933     2,520      3,204     3,112      3,569
   Total liabilities                             482,539   481,004    482,507   470,807    456,936

Stockholders' equity:
Common stock, par value $0.33 authorized
  12,000,000, issued 1,865,848; 1,864,391;
  1,877,000; 1,888,151; 1,907,377                    616       615        619       623        629
Capital surplus                                    6,734     6,675      6,658     6,637      6,637
Retained earnings                                 39,345    38,494     38,206    38,022     37,952
Accumulated other comprehensive income               997     1,534      1,956     1,162      2,476
   Total stockholders' equity                     47,692    47,318     47,439    46,444     47,694
   Total liabilities and stockholders' equity  $ 530,231  $528,322  $ 529,946  $517,251  $ 504,630

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                               March 31,  Dec. 31,  Sept. 30,  June 30,  March 31,
Average quarterly balances                       2005       2004      2004       2004      2004
Assets:
Loans, net:
  Taxable                                      $ 358,544  $354,820  $ 350,602  $343,312  $ 339,100
  Tax-exempt                                      41,828    24,231     23,910    31,278     29,008
   Total loans, net                              400,372   379,051    374,512   374,590    368,108
Investments:
  Taxable                                         80,009    85,853     66,088    65,145     67,907
  Tax-exempt                                      31,389    31,961     32,004    32,234     32,030
   Total investments                             111,398   117,814     98,092    97,379     99,937
Federal funds sold                                    57     8,793     19,109     8,995      6,463
   Total earning assets                          511,827   505,658    491,713   480,964    474,508
Other assets                                      26,235    27,176     27,298    27,698     28,304
   Total assets                                $ 538,062  $532,834  $ 519,011  $508,662  $ 502,812

Liabilities and stockholders' equity:
Deposits:
  Interest-bearing                             $ 407,344  $413,706  $ 402,952  $396,265  $ 393,627
  Noninterest-bearing                             68,322    68,832     66,268    61,824     58,812
   Total deposits                                475,666   482,538    469,220   458,089    452,439
Borrowed funds                                    12,234        60                               1
Other liabilities                                  2,192     2,704      2,697     2,987      3,038
   Total liabilities                             490,092   485,302    471,917   461,076    455,478
Stockholders' equity                              47,970    47,532     47,094    47,586     47,334
   Total liabilities and stockholders' equity  $ 538,062  $532,834  $ 519,011  $508,662  $ 502,812

                               COMM BANCORP, INC.
                               ASSET QUALITY DATA
                                 (IN THOUSANDS)

                                           March 31,  Dec. 31,  Sept. 30,  June 30,  March 31,
                                             2005       2004       2004      2004      2004
At quarter end
Nonperforming assets:
  Nonaccrual/restructured loans            $   2,115  $  1,972  $   2,105  $  1,490  $   1,368
  Accruing loans past due 90 days or more        625       913        574       400        251
  Foreclosed assets                              221       399        257       210        182
Total nonperforming assets                 $   2,961  $  3,284  $   2,936  $  2,100  $   1,801

Three months ended

Allowance for loan losses:
Beginning balance                          $   3,859  $  3,809  $   3,743  $  3,652  $   3,584
Charge-offs                                      159       117        119       118        128
Recoveries                                        18        17         35        59         46
Provision for loan losses                        300       150        150       150        150
Ending balance                             $   4,018  $  3,859  $   3,809  $  3,743  $   3,652

SOURCE Comm Bancorp, Inc.
/Contact: MEDIA/INVESTORS, Scott A. Seasock, 570-586-0377 or fax, 570-587-3761, of Comm Bancorp, Inc.

Co: Comm Bancorp, Inc.
St: Pennsylvania
In: Fin

Except for the historical information contained, herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company's Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.